                                  EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1     Articles of Incorporation of Twentieth Century Strategic Asset
             Allocations, Inc. (filed as Exhibit 1a to Pre-Effective Amendment
             No. 3 to the Registration Statement on Form N-1A of the Registrant,
             File No. 33-79842, filed on December 1, 1995, and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to
             Pre-Effective Amendment No. 3 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed December 1, 1995, and incorporated herein by reference).

EX-99.a3     Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1d to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1e to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated September 9, 1996 (filed as an exhibit to
             Post-Effective Amendment No. 4 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on January 5,
             1999, and incorporated herein by reference).

EX-99.a7     Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to
             Post-Effective Amendment No. 2 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 26,
             1997, and incorporated herein by reference).

EX-99.a8     Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to
             Post-Effective Amendment No. 2 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 26,
             1997, and incorporated herein by reference).

EX-99.a9     Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated February 16, 1999, (filed as an Exhibit to
             Post-Effective Amendment No. 6 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 30,
             1999, and incorporated herein by reference).

EX-99.a10    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated August 2, 1999, (filed as an Exhibit to
             Post-Effective Amendment No. 7 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 31,
             2000, and incorporated herein by reference).

EX-99.a11    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc. dated May 22, 2000 (filed as Exhibit a11 to
             Post-Effective Amendment No. 10 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on June 30,
             2000 and incorporated herein by reference).

EX-99.b1     By-Laws of Twentieth Century Strategic Asset Allocations, Inc.
             (filed as Exhibit 2 to Pre-Effective Amendment No. 3 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             33-79842, filed on December 1, 1995, and incorporated herein by reference).

EX-99.b2     Amendment of By-Laws of American Century Strategic Asset
             Allocations, Inc. (filed as Exhibit b2b to Post-Effective Amendment
             No. 9 to the Registration Statement on Form N-1A of American
             Century Capital Portfolios, Inc., on February 17, 1998, File No.
             33-64872, and incorporated herein by reference).

EX-99.d1     Management Agreement between American Century Strategic Asset
             Allocations, Inc. and American Century Investment Management, Inc.,
             dated August 1, 1997 (filed as Exhibit d to Post-Effective
             Amendment No. 3 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-79482, filed on April 1, 1998, and incorporated herein by reference).

EX-99.d2     Addendum to Management Agreement between American Century Strategic
             Asset Allocations, Inc. and American Century Investment Management,
             Inc. (filed as Exhibit d2 to Post-Effective Amendment No. 10 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             33-79482, filed on June 30, 2000, and incorporated herein by reference).

EX-99.e1     Distribution Agreement between American Century Strategic Asset
             Allocations, Inc. and American Century Investment Services, Inc.
             dated March 13, 2000 (filed electronically as Exhibit e7 to
             Post-Effective Amendment No. 17 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2     Amendment No. 1 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc. dated June 1, 2000 (filed electronically as Exhibit e9 to Post-Effective Amendment No. 19 to the
             Registration Statement on Form N-1A of American Century World
             Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3     Amendment No. 2 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc. dated November 20, 2000 (filed as Exhibit
             e10 of Post-Effective Amendment No. 29 to the Registration
             Statement on Form N-1A of American Century Variable Portfolios,
             Inc., File No. 33-14567, filed on December 1, 2000, and
             incorporated herein by reference).

EX-99.g1     Master Agreement between Commerce Bank, N.A. and Twentieth Century
             Services, Inc. dated January 22, 1997 (filed as Exhibit 8(d) to
             Post-Effective Amendment No. 76 to the Registration Statement on
             Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
             filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2     Global Custody Agreement between American Century Investments and
             The Chase Manhattan Bank, dated August 9, 1996 (filed
             electronically as Exhibit 8 to Post-Effective Amendment No. 31 to
             the Registration Statement on Form N1-A of American Century
             Government Income Trust, File No. 2-99222, filed on February 7,
             1997 and incorporated herein by reference).

EX-99.g3     Amendment to Global Custody Agreement between American Century
             Investments and The Chase Manhattan Bank dated December 9, 2000
             (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
             Registration Statement on Form N-1A of American Century Variable
             Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1     Transfer Agency Agreement, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century Services, Inc. (filed as Exhibit 9 to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.h2     Credit Agreement between American Century Funds and The Chase
             Manhattan Bank, as Administrative Agent, dated as of December 19,
             2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
             Registration Statement on Form N-1A of American Century Target
             Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel (filed as Exhibit i to
             Post-Effective Amendment No. 8 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on April 14,
             2000, and incorporated herein by reference).

EX-99.j1     Consent of Deloitte & Touche LLP.

EX-99.j2     Power of Attorney dated November 18, 2000 (filed as Exhibit j2 to
             Post-Effective Amendment No. 11 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on February
             23, 2001, and incorporated herein by reference).

EX-99.m1     Master Distribution and Shareholder Services Plan of Twentieth
             Century Capital Portfolios, Inc., Twentieth Century Investors,
             Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated
             September 3, 1996 (filed as Exhibit b15a of Post-Effective
             Amendment No. 9 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated June 13, 1997 (filed as Exhibit b15d of Post-Effective
             Amendment No. 77 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             July 17, 1997, and incorporated herein by reference).

EX-99.m3     Amendment No. 2 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated September 30, 1997 (filed as Exhibit b15c of Post-Effective
             Amendment No. 78 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 26, 1998, and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated June 30, 1998 (filed as Exhibit b15e of Post-Effective
             Amendment No. 11 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated November 13, 1998 (filed as Exhibit b15e of Post-Effective
             Amendment No. 12 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated February 16, 1999 (filed as Exhibit m6 of Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 26, 1999, and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc., (Advisor Class)
             dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
             Amendment No. 16 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, on
             July 29, 1999, and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated November 19, 1999 (filed as Exhibit m8 to Post-Effective
             Amendment No. 87 on Form N-1A of American Century Mutual Funds,
             Inc., File No. 2-14213, on November 29, 1999, and incorporated herein by reference).

EX-99.m9     Amendment No. 8 to Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
             dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
             No. 19 to the Registration Statement on Form N-1A of American
             Century World Mutual funds, Inc., File No. 33-39242, filed on May
             24, 2000, and incorporated herein by reference).

EX-99.m10    Shareholder Services Plan of Twentieth Century Capital Portfolios,
             Inc., Twentieth Century Investors, Inc., Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century World
             Investors, Inc. (Service Class) dated September 3, 1996, (filed electronically as Exhibit b15b of Post-Effective Amendment No. 9 to
             the Registration Statement on Form N-1A of American Century Capital
             Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n1     Multiple Class Plan of Twentieth Century Capital Portfolios, Inc.,
             Twentieth Century Investors, Inc., Twentieth Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated September 3, 1996 (filed as Exhibit b18b of Post-Effective
             Amendment No. 9 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n2     Amendment No. 1 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b of Post-Effective Amendment No. 77 to the Registration Statement on
             Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
             filed on July 17, 1997, and incorporated herein by reference).

EX-99.n3     Amendment No. 2 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit
             b18c of Post-Effective Amendment No. 78 to the Registration
             Statement on Form N-1A of American Century Mutual Funds, Inc., File
             No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.n4     Amendment No. 3 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d of Post-Effective Amendment No. 11 to the Registration Statement on
             Form N-1A of American Century Capital Portfolios, Inc., File No.
             33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.n5     Amendment No. 4 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit
             b18e of Post-Effective Amendment No. 12 to the Registration
             Statement on Form N-1A of American Century World Mutual Funds,
             Inc., File No. 33-39242, filed on November 13, 1998, and
             incorporated herein by reference).

EX-99.n6     Amendment No. 5 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit
             b18f of Post-Effective Amendment No. 14 to the Registration
             Statement on Form N-1A of American Century Capital Portfolios,
             Inc., File No. 33-64872, filed on December 29, 1998, and
             incorporated herein by reference).

EX-99.n7     Amendment No. 6 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated July 30, 1999 (filed as Exhibit n7 to Post-Effective Amendment No. 16 to the Registration Statement on
             Form N-1A of American Century Capital Portfolios, Inc., File No.
             33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.n8     Amendment No. 7 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. dated November 19, 1999 (filed as Exhibit
             n8 to Post-Effective Amendment No. 87 to the Registration Statement
             on Form N-1A of American Century Mutual Funds, Inc., File No.
             2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.n9     Amendment No. 8 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc. (filed as Exhibit n9 to Post-Effective
             Amendment No. 19 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.p      American Century Investments Code of Ethics (filed as Exhibit p to
             Post-Effective Amendment No. 30 to the Registration Statement on
             Form N-1A of American Century California Tax-Free and Municipal
             Funds, File No. 2-82734, filed on December 29, 2000, and
             incorporated herein by reference).